Exhibit 99.1

GigCapital7 Announces Closing of Business Combination with Hadron Energy

GigCapital7 will Cease Trading on Nasdaq under the Symbol “GIG”, and Hadron Energy to Trade on the Nasdaq under the Symbol “HDRN”

PALO ALTO, Calif. – May 22, 2026 – GigCapital7 Corp. (“GigCapital7”) and Hadron Energy today announced that they have completed their previously announced business combination. The business combination was approved by GigCapital7 shareholders on May7, 2026.

The combined company has changed its name to Hadron Energy, Inc. and its common stock and warrants will begin trading on Nasdaq under the new symbols “HDRN” and “HDRNW”, respectively, on May 26, 2026. Each existing GigCapital7 unit will separate into its components consisting of one share of common stock under the new symbol “HDRN” and one warrant under the new symbol “HDRNW” and, as a result, the GigCapital7 units will no longer trade as a separate security.

Advisors

Cohen & Company Capital Markets is serving as financial advisor to Hadron Energy only on the transaction. Duane Morris LLP is serving as legal advisor to Hadron Energy. DLA Piper LLP (US) is serving as legal advisor to GigCapital7.

About Hadron Energy, Inc.

Hadron Energy is a pioneer in MMR technology. Designed to deliver 10 MWe of continuous power, the Halo MMR is smaller, more cost-effective, and faster to deploy than other proposed nuclear power solutions. The reactor’s vessel, core, and containment shell are fully truck-transportable, enabling deployment across AI data centers, industrial hubs, remote communities, and infrastructure facilities where traditional power solutions cannot deliver. Hadron Energy is advancing the Halo MMR through an integrated program of technical development, NRC licensing engagement, and a growing portfolio of strategic supply chain and deployment partnerships. For more information, please visit www.hadronenergy.com.

About GigCapital7 Corp.

GigCapital7 Corp. is a Private-to-Public Equity (PPE)™ company, also known as a special purpose acquisition company (SPAC), with a Mentor-Investor™ methodology and a mission to partner with a high technology differentiating company to forge a successful path to the public markets through a business combination. Like all other GigCapital Private-to-Public Equity (PPE) entities, it aimed to partner with an innovative company with exceptional leaders in order to create an industry-leading partnership that will be successful for years to come, and hence has combined with Hadron Energy, Inc.

Private-to-Public Equity (PPE)™ and Mentor-Investor™ are trademarks of GigManagement, LLC, a member entity of GigCapital Global and affiliate of GigCapital7 Corp., used pursuant to agreement.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of GigCapital7 in light of their respective experience and perception of historical trends, current conditions and expected future developments as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting GigCapital7 or Hadron Energy will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of Hadron Energy to meet the Nasdaq listing standards, and that Hadron Energy will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts

Hadron Energy Investor Center:

https://www.hadronenergy.com/investor-relations

Hadron Energy Media & Investor Contact:

Samuel Gibson

Chief Executive Officer

sgibson@hadronenergy.com

GigCapital7 Investor Contact:

Christine M. Marshall

Chief Financial Officer

christine@gigcapitalglobal.com